UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006 (April 17, 2006)

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5822	63-0180720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 17, 2006, Russell Corporation (“Russell” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Berkshire Hathaway Inc., a Delaware corporation (“Parent”) and F Subsidiary, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company to survive the merger as a wholly owned subsidiary of Parent (the “Merger”).

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) will be converted into the right to receive $18.00 in cash, without interest (“Merger Consideration”). Immediately prior to the effective time of the Merger, outstanding Company stock options will be cancelled in exchange for an amount equal to the product of the Merger Consideration minus the exercise price of each option and the number of shares underlying such option. The Merger Agreement has been approved by the Company’s board of directors and is subject to (i) approval by the Company’s stockholders, (ii) receipt of United States and certain foreign antitrust and other regulatory approvals and (iii) other customary closing conditions. The Company expects the transaction to close in the third quarter of 2006.

The parties have made customary representations, warranties and covenants in the Merger Agreement, including, among others, the Company covenanting (i) subject to certain exceptions, to conduct its business in the ordinary course and not to engage in certain kinds of transactions between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to solicit alternative transactions or enter into discussions concerning, or provide confidential information in connection with, alternative transactions and (iii) subject to certain exceptions, that its board of directors will recommend approval and adoption of the Merger Agreement and the Merger by Company stockholders.

The Merger Agreement contains certain termination rights for both Parent and the Company, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $22,000,000.

In conjunction with entering into the Merger Agreement, the Company, as more fully described in Item 3.03 below, entered into Amendment No. 2 to Rights Agreement (the “Rights Agreement Second Amendment”), dated as of April 17, 2006, with Sun Trust Bank (formerly SunTrust Bank, Atlanta), as rights agent (the “Rights Agent”), amending certain provisions of the Rights Agreement, dated as of September 15, 1999, between the Company and the Rights Agent, as amended (the “Rights Agreement”) to make the rights issued pursuant to the Rights Agreement inapplicable to the Merger and related transactions.

The foregoing descriptions of the Merger Agreement and the Rights Agreement Second Amendment do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and the Rights Agreement Second Amendment, a copy of which was filed as Exhibit 4.3 to the Company’s Form 8-A filed on April 17, 2006, and which is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, the Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement. The proxy statement will be mailed to the stockholders of the Company. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE COMPANY. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company through the Investor Relations section of the Company’s website, www.russellcorp.com, as soon as reasonably practicable after filing with the SEC.

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Participants in Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of the Company’s executive officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC. These documents will be available free of charge once available, at the SEC’s web site at www.sec.gov or by going to the Company’s Investor Relations page on its corporate website at www.russellcorp.com.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding the proposed Merger between the Company and Parent, the expected timetable for completing the Merger, future financial and operating results, benefits and synergies of the Merger, and any other statements regarding the Company’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the Merger; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market, business conditions and volatility and uncertainty in the markets that the Company serves; and the other factors described in the Annual Report on Form 10-K for the Company’s most recently completed fiscal year and the Company’s other filings with the SEC. These reports are available at www.sec.gov. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

Item 3.03 Material Modification of Rights of Security Holders.

On April 17, 2006, the Board of Directors of the Company entered into the Rights Agreement Second Amendment in order to render the Rights Agreement inapplicable to Parent and Merger Sub solely as a result of (i) the approval, execution or delivery of the Merger Agreement, (ii) the public or other announcement of the Merger Agreement or the transactions contemplated thereby or (iii) the consummation of the Merger or any other transaction contemplated by the Merger Agreement. The Rights Agreement Second Amendment also provides that the Rights Agreement shall expire immediately prior to the Effective Time (as defined in the Merger Agreement), if the Rights Agreement has not otherwise terminated. The Rights Agreement Second Amendment shall be null and void if the Merger Agreement is terminated or the Merger is abandoned.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 17, 2006, by and among Russell Corporation, Berkshire Hathaway Inc. and F Subsidiary, Inc.

4.1	Amendment No. 2 to Rights Plan, dated as of April 17, 2006, by and between Russell Corporation and Sun Trust Bank, as rights agent (incorporated by reference to Exhibit 4.3 to the Company’s Form 8-A, dated April 17, 2006).

99.1	Press Release, dated April 17, 2006

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION

April 18, 2006	By:	/s/ Floyd G. Hoffman
Floyd G. Hoffman Senior Vice President, Corporate Development, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 17, 2006, by and among Russell Corporation, Berkshire Hathaway Inc. and F Subsidiary, Inc.

4.1	Amendment No. 2 to Rights Plan, dated as of April 17, 2006, by and between Russell Corporation and Sun Trust Bank, as rights agent (incorporated by reference to Exhibit 4.3 to the Company’s Form 8-A, dated April 17, 2006).

99.1	Press Release, dated April 17, 2006

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